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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: July 11, 1996
                 Date of earliest event reported:  July 5, 1996





                       CHADMOORE WIRELESS GROUP, INC.
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             (Exact name of registrant as specified in its charter)



       Colorado                  33-14841-D                      84-1058165
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(State or other jurisdiction    (Commission                    (IRS Employer
     of incorporation)          File Number)                 Identification No.)



    4720 Polaris Street, Las Vegas, Nevada                          89103
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:               (702) 891-5255
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

         On July 5, 1996, Registrant concluded a private placement conducted in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended. Registrant sold $5,000,000 of 8% Convertible Notes due June 5, 1999 (the "Note(s)"), through a Distributor, as defined in Regulation S. Under the terms of the Note(s), Registrant shall pay interest on the principal sum outstanding from time to time, semi-annually in arrears on December 5th and June 5th, at the rate of 8% per annum accruing from date of issuance. The Note(s) were issued in denominations of $100,000. After expiration of the 40-day restricted period imposed by Regulation S, the holder(s) of the Note(s) are entitled to convert one-third (1/3) or any portion of the principal amount which is at least $100,000 into shares of Common Stock of the Registrant. The remaining two-thirds (2/3) of the original principal amount of the Note(s) are convertible into Common Stock sixty-one (61) and eighty-one (81) days, respectively, after the closing date of the offering. In addition, the Noteholder(s) are restricted from converting an amount which would cause them to exceed more than 4.99% beneficial ownership of the Registrant's Common Stock determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. If for any reason, during the term of the Note(s), Regulation S is rescinded or modified so as to preclude the Noteholder(s) from relying on such exemption, the Noteholder(s) received demand registration rights for the Common Stock issuable upon conversion pursuant to a Registration Rights Agreement (the "Agreement") between the Registrant and the Noteholder(s).

         No material relationship exists between any of the Noteholder(s), or the Distributor, and Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer.

         In connection with the offering, the Registrant received proceeds of $4,416,976, net of costs of $583,024.

         In accordance with paragraph (4)(iii)(A) of Item 601 of Regulation S-K, the instruments defining the rights of the holder(s) are not filed herewith because the debt securities are not being registered and the total amount of securities authorized thereunder do not exceed 10 percent of the total assets of the Registrant. However, the Registrant undertakes to furnish a copy of such instruments to the Commission upon request.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements

                 None.

         (b)     Exhibits

Exhibit Number and Brief Description

2.1 Agreement and Plan of Reorganization dated February 2, 1995, by and between Registrant (f/k/a CapVest
                 Internationale, Ltd.) and Chadmoore Communications, Inc.(1)
2.2 Addendum to the Agreement and Plan of Reorganization, dated February 21, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)
2.3 Addendum No. 2 to the Agreement and Plan of Reorganization, dated March 31, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

4.1 Form of Warrant Certificate, together with the Terms of Warrants(2)
4.2              Registration Rights Agreement(3)
4.3 Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock of Registrant(4)

17.1             Resignation of David J. Chadwick dated April 30, 1996(5)







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(1) Incorporated by reference to Exhibit 1 in Registrant's Form 8-K, under Item
    2, date of earliest event reported - February 21, 1995
(2) Incorporated by reference to Exhibit 4.1 to Registrant's Form 10-KSB for the year ended December 31, 1995
(3) Incorporated by reference to Exhibit 4.2 to Registrant's
    Form 10-KSB for the year ended December 31, 1995
(4) Incorporated by reference to Exhibit 3.4 to Registrant's Form 10-KSB for the year ended December 31, 1995
(5) Incorporated by reference to Exhibit 17.1 in Registrant's Form 8-K, under
    Item 6, date of earliest event reported - April 30, 1996


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             CHADMOORE WIRELESS GROUP, INC.


                             By:  /s/ Robert W. Moore
                                  --------------------------------------------
                                  Robert W. Moore, President


Date:  July 11, 1996
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